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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this Form 10-Q of our report dated May 27, 1998 on our audit of the consolidated financial statements of Hiway Technologies, Inc.

                                            /s/ PRICEWATERHOUSECOOPERS LLP

                                            PricewaterhouseCoopers LLP